UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 1, 2017	333-132456
Date of Report (Date of earliest event reported)	Commission File Number

SECURITY DEVICES INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	71-1050654
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

107 Audubon Road, Building 2, Suite 201 Wakefield, MA 01880
(Address of Principal Executive Offices) (Zip Code)

(905)-582-6402

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 4.01          Change in Registrant’s Certifying Accountant

(a)	Resignation of Independent Registered Public Accounting Firm

Schwartz Levitsky Feldman LLP (“Schwartz”), the Company’s independent registered public accounting firm, resigned as the Company’s auditors by letter dated November 30, 2017.  A copy of Schwartz’s resignation letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The reports of Schwartz on the Company’s financial statements for the two most recent fiscal years ended November 30, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than a “going concern” qualification.  During the Company’s two most recent fiscal years ended November 30, 2016 and 2015 and during the subsequent interim period preceding Schwartz’s resignation, there were: (i)  no disagreements with Schwartz on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Schwartz would have caused Schwartz to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.  Schwartz also has confirmed the above statements to the Company’s successor independent auditor in a letter dated December 1, 2017 which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The Company provided Schwartz with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Schwartz furnish the SEC with a letter to the SEC stating whether or not Schwartz agrees with the above statements.  Schwartz has provided such a confirming letter dated December 1, 2017 and it is attached as Exhibit 99.3 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

Following the resignation of Schwartz, the Company’s Audit Committee met on December 1, 2017 and selected McGovern Hurley LLP of Toronto, Ontario.  The Company’s Board of Directors confirmed the appointment and nominated McGovern Hurly LLP for ratification by shareholders of the Company as the Company’s independent auditors in the next fiscal year ending November 30, 2017.

Item 9.01          Financial Statements and Exhibits

 (a)         Financial Statements of Business Acquired.

Not applicable.

(b)         Pro Forma Financial Information.

Not applicable.

(c)         Shell Company Transaction.

Not applicable.

(d)         Exhibits.

Exhibit 99.1	Letter of Schwartz Levitsky Feldman LLP dated November 30, 2017

Exhibit 99.2	Letter of Schwartz Levitsky Feldman LLP dated November 30, 2017

Exhibit 99.3	Letter of Schwartz Levitsky Feldman LLP dated December 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY DEVICES INTERNATIONAL, INC.

December 1, 2017		/s/ Dean Thrasher
	Name:	Dean Thrasher
	Title:	Chief Executive Officer

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